UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-01716

ALLIANCEBERNSTEIN CAP FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York	10105
(Address of principal executive offices)	(Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: July 31, 2008

Date of reporting period: January 31, 2008

ITEM 1.	REPORTS TO STOCKHOLDERS.

SEMI-ANNUAL REPORT

AllianceBernstein Small Cap Growth Portfolio

January 31, 2008

Semi-Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of FINRA.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

March 12, 2008

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Small Cap Growth Portfolio (the “Portfolio”) for the semi-annual reporting period ended January 31, 2008.

Investment Objective and Policies

The Portfolio’s investment objective is long-term growth of capital. Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of smaller companies. Smaller companies are those that, at the time of investment, fall within the lowest 20% of the total U.S. equity market capitalization (excluding, for purposes of this calculation, companies with market capitalizations of less than $10 million). Because the Portfolio’s definition of smaller companies is dynamic, the upper limit on market capitalization will change with the markets.

The Portfolio may invest in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and less-seasoned companies. The Portfolio’s investment policies emphasize investments in companies that are demonstrating improving fundamentals and favorable earnings momentum.

Normally, the Portfolio invests in about 95-125 companies that have strong, experienced management teams, strong market positions and the potential to support greater-than-expected earnings growth rates. In making specific investment decisions for the Portfolio, the Adviser will employ a “bottom-up” stock selection process. The Portfolio may periodically invest in the securities of companies that are expected to appreciate due to a development particularly or uniquely applicable to that company regardless of general business conditions or movements of the market as a whole.

Investment Results

The table on page 4 shows the Portfolio’s performance compared to its benchmark, the Russell 2000 Growth Index, for the six- and 12-month periods ended January 31, 2008. For comparison to the overall market, returns for the Standard & Poor’s (S&P) 500 Stock Index, a common measure of the broad U.S. stock market, are also provided.

The Portfolio’s Class A shares without sales charges underperformed the benchmark for the six-month period ended January 31, 2008. The Portfolio’s Class A shares without sales charges outperformed the benchmark for the 12-month period, although both performed negatively.

Stock selection, which detracted from Portfolio performance during the six-month period, was hurt by the market shift to value stocks in January. Specifically, stock selection was a negative contributor to Portfolio performance in the consumer/commercial services, industrials, technology and energy sectors. Unfavorable stock picks in these sectors outweighed outperformance in the financials and health care sectors. Relative returns benefited from favor-

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	1

able sector allocation. Specifically, the benefit from being overweight in the strong-performing energy sector more than offset the negative impact from being underweight in the strong-performing health care and financial sectors. Holding a small amount of cash in a declining market also helped Portfolio performance.

During the 12-month period ended January 31, 2008, the Portfolio’s performance was positively impacted by the Portfolio’s sizable exposure to faster-growing companies with strong earnings momentum—a segment of the market that led the overall benchmark. Stock selection was a positive for the period, as strong picks in the health care and energy sectors more than offset disappointing stock selection in the consumer/commercial services and technology sectors. Sector allocation was a minor positive contributor; the benefit from being underweight in the poor-performing financial sector and being overweight in the strong-performing energy sector overwhelmed the negative impact from the underweight in the strong-performing industrials sector.

Market Review and Investment Strategy

U.S. equity markets declined modestly during the 12-month period ended January 31, 2008, as represented by the S&P 500 Stock Index. Although the first half of the period was relatively calm, the second half was dominated by escalating anxiety about losses in mortgage-backed securities and a widening credit crisis among financial institutions. Reversing a trend in place for much of the past nine years, large capitalization stocks outperformed small capitalization stocks during the reporting period.

Perhaps more notably, the outperformance of value over growth also dramatically reversed. Following nearly seven years of value outperformance, the Russell 2000 Value Index’s decline of 14.76% trailed the Russell 2000 Growth Index by more than 1,000 basis points over the 12-month period ended January 31, 2008. Importantly, companies with the strongest earnings revisions and positive earnings surprises—traditional hallmarks of successful growth investments—outperformed the market in the small-cap realm for most of the reporting period. January 2008, however, witnessed a dramatic reversal, with growth stocks giving back a sizable portion of the outperformance accumulated over the prior 11 months.

The Portfolio’s sector allocations changed modestly during the reporting period. The Portfolio’s Small Cap Growth Investment Team (the “Team”) reduced the Portfolio’s large overweight in consumer/commercial services, using these proceeds to move technology from a modest underweight to a modest overweight. The Portfolio’s largest overweights as of January 31, 2008, were consumer/commercial services and energy; the largest underweights remained industrials and financials. Consistent with the Team’s discipline, investments throughout the reporting period emphasized companies believed to deliver strong earnings growth and favorable earnings estimate revisions.

2	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Portfolio will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For a free copy of the Portfolio’s prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Portfolio have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

Neither the unmanaged Russell 2000 Growth Index nor the unmanaged Standard & Poor’s (S&P) 500 Stock Index reflects fees and expenses associated with the active management of a mutual fund portfolio. The Russell 2000 Growth Index contains those securities in the Russell 2000 Index with a greater-than-average growth orientation. The unmanaged Russell 2000 Index is a capitalization-weighted index that includes 2,000 of the smallest stocks representing approximately 10% of the U.S. equity market. The S&P 500 Stock Index is composed of 500 U.S. companies and is a common measure of the performance of the overall U.S. stock market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

The Portfolio concentrates its investments in the stocks of small-capitalization companies, which tend to be more volatile than large-cap companies. Small-cap stocks may have additional risks because these companies tend to have limited product lines, markets, financial resources or less liquidity (i.e., more difficulty when buying and selling more than the average daily trading volume of certain investment shares). The Portfolio can invest in foreign securities. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments. In addition, because the Portfolio will invest in foreign currency-denominated securities, fluctuations in the value of the Portfolio’s investments may be magnified by changes in foreign exchange rates. The Portfolio pursues an aggressive investment strategy and an investment in the Portfolio is subject to higher risk. While the Portfolio invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Portfolio may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Portfolio’s prospectus.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	3

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED JANUARY 31, 2008	Returns
	6 Months	12 Months
AllianceBernstein Small Cap Growth Portfolio
Class A	-8.53%	-2.14%

Class B	-8.90%	-2.92%

Class C	-8.83%	-2.86%

Advisor Class*	-8.39%	-1.89%

Class R*	-8.54%	-2.24%

Class K*	-8.42%	-1.98%

Class I*	-8.27%	-1.61%

Russell 2000 Growth Index	-6.20%	-4.55%

S&P 500 Stock Index	-4.32%	-2.31%

*  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance and Benchmark Disclosures on previous page.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF JANUARY 31, 2008
	NAV Returns	SEC Returns

Class A Shares
1 Year	-2.14%	-6.31%
5 Years	14.83%	13.84%
10 Years	1.10%	0.66%

Class B Shares
1 Year	-2.92%	-6.80%
5 Years	13.91%	13.91%
10 Years(a)	0.46%	0.46%

Class C Shares
1 Year	-2.86%	-3.83%
5 Years	13.96%	13.96%
10 Years	0.33%	0.33%

Advisor Class Shares†
1 Year	-1.89%	-1.89%
5 Years	15.13%	15.13%
10 Years	1.40%	1.40%

Class R Shares†
1 Year	-2.24%	-2.24%
Since Inception*	5.83%	5.83%

Class K Shares†
1 Year	-1.98%	-1.98%
Since Inception*	6.10%	6.10%

Class I Shares†
1 Year	-1.61%	-1.61%
Since Inception*	6.50%	6.50%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.56%, 2.39%, 2.32%, 1.29%, 1.64%, 1.31% and 0.95% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Inception date: 3/1/05 for Class R, Class K and Class I shares.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for Class R, Class K and Class I shares is listed above.

See Historical Performance disclosures on page 3.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (DECEMBER 31, 2007)
SEC Returns

Class A Shares
1 Year	9.13%
5 Years	16.36%
10 Years	2.25%

Class B Shares
1 Year	9.00%
5 Years	16.41%
10 Years(a)	2.05%

Class C Shares
1 Year	12.10%
5 Years	16.48%
10 Years	1.92%

Advisor Class Shares†
1 Year	14.26%
5 Years	17.69%
10 Years	3.01%

Class R Shares†
1 Year	13.86%
Since Inception*	11.06%

Class K Shares†
1 Year	14.12%
Since Inception*	11.34%

Class I Shares†
1 Year	14.61%
Since Inception*	11.77%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Inception date: 3/1/05 for Class R, Class K and Class I shares.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for Class R, Class K and Class I shares is listed above.

See Historical Performance disclosures on page 3.

6	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Historical Performance

FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value August 1, 2007		Ending Account Value January 31, 2008		Expenses Paid During Period*
	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Class A	$1,000	$1,000	$914.72	$1,017.55	$7.27	$7.66
Class B	$1,000	$1,000	$910.96	$1,013.42	$11.19	$11.79
Class C	$1,000	$1,000	$911.65	$1,013.72	$10.91	$11.49
Advisor Class	$1,000	$1,000	$916.11	$1,018.90	$5.97	$6.29
Class R	$1,000	$1,000	$914.63	$1,017.29	$7.51	$7.91
Class K	$1,000	$1,000	$915.82	$1,018.50	$6.36	$6.70
Class I	$1,000	$1,000	$917.29	$1,020.41	$4.53	$4.77
*	Expenses are equal to the classes' annualized expense ratios of 1.51%, 2.33%, 2.27%, 1.24%, 1.56%, 1.32% and 0.94%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	7

Fund Expenses

PORTFOLIO SUMMARY

January 31, 2008 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $315.1

TEN LARGEST HOLDINGS**

January 31, 2008 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
VistaPrint Ltd.	$6,180,581	2.0%
Kirby Corp.	5,811,872	1.8
Strayer Education, Inc.	5,401,754	1.7
LKQ Corp.	5,224,953	1.7
Hexcel Corp.	4,883,371	1.6
Greenhill & Co., Inc.	4,814,889	1.5
Life Time Fitness, Inc.	4,810,890	1.5
IDEX Corp.	4,626,724	1.5
Baldor Electric Co.	4,529,888	1.4
Stericycle, Inc.	4,507,316	1.4
	$50,792,238	16.1%

*	All data are as of January 31, 2008. The Fund’s sector breakdown is expressed as a percentage of total investments and may vary over time.

**	Long-term investments.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

8	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Portfolio Summary and Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

January 31, 2008 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 99.3%
Information Technology – 26.5%
Communications Equipment – 4.5%
Dycom Industries, Inc.(a)	167,200	$3,949,264
Foundry Networks, Inc.(a)	211,500	2,918,700
Infinera Corp.(a)	301,900	3,076,361
Netgear, Inc.(a)	150,270	4,006,198

		13,950,523

Computers & Peripherals – 0.4%
3PAR, Inc.(a)	166,500	1,320,345

Internet Software & Services – 6.8%
ComScore, Inc.(a)	123,600	3,308,772
Constant Contact, Inc.(a)	113,200	2,413,424
DealerTrack Holdings, Inc.(a)	166,310	4,483,718
LoopNet, Inc.(a)	45,500	642,005
Omniture, Inc.(a)	111,800	2,763,696
VistaPrint Ltd.(a)	166,100	6,180,581
Websense, Inc.(a)	81,100	1,662,550

		21,454,746

Semiconductors & Semiconductor Equipment – 5.6%
Advanced Analogic Technologies, Inc.(a)	259,700	1,750,378
Hittite Microwave Corp.(a)	113,120	4,504,438
Integrated Device Technology, Inc.(a)	231,844	1,727,238
Intellon Corp.(a)	273,200	1,497,136
Monolithic Power Systems, Inc.(a)	200,400	3,134,256
On Semiconductor Corp.(a)	211,359	1,369,606
Verigy Ltd.(a)	178,500	3,727,080

		17,710,132

Software – 9.2%
Blackbaud, Inc.	142,000	3,929,140
Commvault Systems, Inc.(a)	229,400	4,271,428
Informatica Corp.(a)	226,940	4,382,211
MICROS Systems, Inc.(a)	62,960	3,877,077
Quest Software, Inc.(a)	86,480	1,292,876
Synchronoss Technologies, Inc.(a)	142,790	3,041,427
Taleo Corp.—Class A(a)	131,700	2,782,821
THQ, Inc.(a)	157,750	2,841,078
Ultimate Software Group, Inc.(a)	96,000	2,596,800

		29,014,858

		83,450,604

Consumer Discretionary – 19.8%
Distributors – 1.6%
LKQ Corp.(a)	292,060	5,224,953

Diversified Consumer Services – 4.6%
American Public Education, Inc.(a)	71,900	2,833,579
Bright Horizons Family Solutions, Inc.(a)	103,520	4,406,847

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	9

Portfolio of Investments

Company	Shares	U.S. $ Value

K12, Inc.(a)	85,500	$1,966,500
Strayer Education, Inc.	31,300	5,401,754

		14,608,680

Hotels, Restaurants & Leisure – 8.0%
Great Wolf Resorts, Inc.(a)	300,600	2,485,962
Home Inns & Hotels Management, Inc. (ADR)(a)	110,700	3,098,493
Life Time Fitness, Inc.(a)	108,500	4,810,890
Orient-Express Hotels Ltd.—Class A	69,280	3,585,240
Red Robin Gourmet Burgers, Inc.(a)	104,120	3,631,706
Sonic Corp.(a)	172,500	3,826,050
Texas Roadhouse, Inc.—Class A(a)	326,200	3,937,234

		25,375,575

Internet & Catalog Retail – 1.2%
NetFlix, Inc.(a)	147,100	3,699,565

Media – 2.4%
Morningstar, Inc.(a)	67,100	4,431,955
National CineMedia, Inc.	135,500	3,088,045

		7,520,000

Specialty Retail – 1.0%
Citi Trends, Inc.(a)	98,820	1,350,869
J Crew Group, Inc.(a)	36,600	1,673,352

		3,024,221

Textiles Apparel & Luxury Goods – 1.0%
Lululemon Athletica, Inc.(a)	91,100	3,087,379

		62,540,373

Health Care – 19.3%
Biotechnology – 2.9%
Alexion Pharmaceuticals, Inc.(a)	56,200	3,670,984
Allos Therapeutics, Inc.(a)	154,300	1,110,960
Cougar Biotechnology, Inc.(a)	28,600	855,426
Genomic Health, Inc.(a)	44,100	925,659
OSI Pharmaceuticals, Inc.(a)	45,400	1,810,552
Savient Pharmaceuticals, Inc.(a)	40,700	787,545

		9,161,126

Health Care Equipment & Supplies – 7.3%
Abaxis, Inc.(a)	89,230	2,904,437
ArthroCare Corp.(a)	80,400	3,218,412
Hansen Medical, Inc.(a)	168,430	3,011,528
Insulet Corp.(a)	77,100	1,527,351
Masimo Corp.(a)	26,900	960,061
Meridian Bioscience, Inc.	137,700	4,325,157
NuVasive, Inc.(a)	95,800	3,775,478
TomoTherapy, Inc.(a)	226,400	3,352,984

		23,075,408

10	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Portfolio of Investments

Company	Shares	U.S. $ Value

Health Care Providers & Services – 2.9%
HealthExtras, Inc.(a)	130,200	$3,600,030
LHC Group, Inc.(a)	179,900	4,148,494
Psychiatric Solutions, Inc.(a)	42,500	1,282,225

		9,030,749

Health Care Technology – 1.8%
MedAssets, Inc.(a)	68,000	1,370,200
Trizetto Group(a)	225,100	4,393,952

		5,764,152

Life Sciences Tools & Services –3.1%
AMAG Pharmaceuticals, Inc.(a)	69,500	3,583,420
Icon PLC SP (ADR)(a)	70,800	4,437,744
WuXi PharmaTech Cayman, Inc. (ADR)(a)	72,800	1,833,832

		9,854,996

Pharmaceuticals – 1.3%
Alexza Pharmaceuticals, Inc.(a)	133,100	838,530
Auxilium Pharmaceuticals, Inc.(a)	25,500	872,100
Jazz Pharmaceuticals, Inc.(a)	71,000	930,100
XenoPort, Inc.(a)	20,400	1,251,744

		3,892,474

		60,778,905

Industrials – 17.7%
Aerospace & Defense – 1.5%
Hexcel Corp.(a)	223,700	4,883,371

Commercial Services & Supplies – 3.3%
CRA International, Inc.(a)	27,500	1,147,850
Duff & Phelps Corp.—Class A(a)	47,000	869,030
FTI Consulting, Inc.(a)	31,800	1,758,858
Knoll, Inc.	152,900	2,042,744
Stericycle, Inc.(a)	76,060	4,507,316

		10,325,798

Construction & Engineering – 0.9%
Granite Construction, Inc.	73,900	2,813,373

Electrical Equipment – 2.1%
Baldor Electric Co.	149,600	4,529,888
EnerSys(a)	85,000	1,958,400

		6,488,288

Machinery – 6.7%
Astec Industries, Inc.(a)	112,100	3,460,527
Bucyrus International, Inc.—Class A	39,200	3,634,232
Chart Industries, Inc.(a)	94,500	2,391,795
IDEX Corp.	148,150	4,626,724
Kaydon Corp.	65,500	2,861,695
RBC Bearings, Inc.(a)	134,000	4,011,960

		20,986,933

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	11

Portfolio of Investments

Company	Shares	U.S. $ Value

Marine – 1.8%
Kirby Corp.(a)	126,400	$5,811,872

Trading Companies & Distributors – 1.4%
MSC Industrial Direct Co.—Class A	108,900	4,472,523

		55,782,158

Energy – 9.7%
Energy Equipment & Services – 5.9%
Complete Production Services, Inc.(a)	207,200	3,294,480
Core Laboratories NV(a)	29,730	3,350,571
Dril-Quip, Inc.(a)	76,500	3,713,310
T-3 Energy Services, Inc.—Class 3(a)	49,500	2,227,005
Tesco Corp.(a)	115,500	2,626,470
W-H Energy Services, Inc.—Class H(a)	70,000	3,405,500

		18,617,336

Oil, Gas & Consumable Fuels – 3.8%
Bill Barrett Corp.(a)	97,200	4,060,044
BPZ Resources, Inc.(a)	52,700	675,614
Carrizo Oil & Gas, Inc.(a)	54,800	2,667,664
EXCO Resources, Inc.(a)	134,200	2,011,658
Penn Virginia Corp.	57,900	2,467,119

		11,882,099

		30,499,435

Financials – 4.5%
Capital Markets – 3.6%
Affiliated Managers Group, Inc.(a)	34,100	3,352,371
Greenhill & Co., Inc.	71,300	4,814,889
OptionsXpress Holdings, Inc.	114,320	3,100,358

		11,267,618

Commercial Banks – 0.9%
Boston Private Financial Holdings, Inc.	65,800	1,502,214
Community Bancorp(a)	79,300	1,324,310

		2,826,524

		14,094,142

Telecommunication Services – 1.8%
Diversified Telecommunication Services – 1.8%
Cbeyond, Inc.(a)	105,100	3,546,074
NTELOS Holdings Corp.	101,800	2,166,304

		5,712,378

Total Common Stocks (cost $278,117,395)		312,857,995

12	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 3.2%
Investment Companies – 3.2%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio(b) (cost $10,263,132)	10,263,132	$10,263,132

Total Investments – 102.5% (cost $288,380,527)		323,121,127
Other assets less liabilities – (2.5)%		(8,013,710)

Net Assets – 100.0%		$315,107,417

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund.

Glossary:

ADR	– American Depositary Receipt

See notes to financial statements.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	13

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

January 31, 2008 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $278,117,395)	$312,857,995
Affiliated issuers (cost $10,263,132)	10,263,132
Receivable for investment securities sold	4,108,147
Receivable for capital stock sold	950,780
Dividends receivable	50,868

Total assets	328,230,922

Liabilities
Payable for investment securities purchased	10,513,686
Payable for capital stock redeemed	1,578,813
Advisory fee payable	591,297
Distribution fee payable	98,413
Transfer Agent fee payable	52,921
Administrative fee payable	34,487
Accrued expenses	253,888

Total liabilities	13,123,505

Net Assets	$315,107,417

Composition of Net Assets
Capital stock, at par	$24,045
Additional paid-in capital	435,886,388
Accumulated net investment loss	(1,702,060)
Accumulated net realized loss on investment transactions	(153,841,556)
Net unrealized appreciation on investments	34,740,600

$315,107,417

Net Asset Value Per Share—21 billion shares of capital stock authorized, $.002 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$211,249,640	7,815,090	$27.03	*

B	$30,222,431	1,355,488	$22.30

C	$22,488,173	1,004,560	$22.39

Advisor	$23,419,459	837,511	$27.96

R	$1,252,925	46,405	$27.00

K	$1,998,218	73,466	$27.20

I	$24,476,571	889,993	$27.50

*	The maximum offering price per share for Class A shares was $28.23 which reflects a sales charge of 4.25%.

See notes to financial statements.

14	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended January 31, 2008 (unaudited)

Investment Income
Dividends
Unaffiliated issuers	$820,567
Affiliated issuers	165,675
Securities lending income	249,987	$1,236,229

Expenses
Advisory fee (see Note B)	1,349,306
Distribution fee—Class A	331,823
Distribution fee—Class B	194,870
Distribution fee—Class C	133,236
Distribution fee—Class R	3,134
Distribution fee—Class K	2,544
Transfer agency—Class A	410,528
Transfer agency—Class B	83,168
Transfer agency—Class C	49,067
Transfer agency—Advisor Class	44,658
Transfer agency—Class R	911
Transfer agency—Class K	1,485
Transfer agency—Class I	3,727
Custodian	102,988
Printing	60,631
Registration fees	57,515
Administrative	55,781
Audit	31,459
Legal	25,195
Directors’ fees	18,972
Miscellaneous	7,485

Total expenses	2,968,483
Less: expense offset arrangement (see Note B)	(30,194)

Net expenses		2,938,289

Net investment loss		(1,702,060)

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain on investment transactions		20,620,919 (a)
Net change in unrealized appreciation/depreciation of investments		(47,648,577)

Net loss on investment transactions		(27,027,658)

Net Decrease in Net Assets from Operations		$(28,729,718)

(a)	On August 24, 2007, the Fund had a redemption-in-kind with total proceeds in the amount of $12,336,634. The gain on investments of $4,541,889 will not be realized for tax purposes.

See notes to financial statements.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	15

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended January 31, 2008 (unaudited)	Year Ended July 31, 2007
Increase (Decrease) in Net Assets from Operations
Net investment loss	$(1,702,060)	$(4,842,657)
Net realized gain on investment transactions	20,620,919	45,845,589
Net change in unrealized appreciation/depreciation of investments	(47,648,577)	35,283,856

Net increase (decrease) in net assets from operations	(28,729,718)	76,286,788
Capital Stock Transactions
Net decrease	(36,894,467)	(58,956,506)

Total increase (decrease)	(65,624,185)	17,330,282
Net Assets
Beginning of period	380,731,602	363,401,320

End of period (including accumulated net investment loss of ($1,702,060) and $0, respectively)	$315,107,417	$380,731,602

See notes to financial statements.

16	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

January 31, 2008 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Cap Fund, Inc. (the “Company”), is a Maryland corporation. The Company currently has two series, AllianceBernstein Small Cap Growth Portfolio (the “Fund”) and AllianceBernstein Small/Mid-Cap Growth Portfolio, each of which is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. AllianceBernstein Small/Mid-Cap Growth Portfolio is currently unfunded. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	17

Notes to Financial Statements

valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

18	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Notes to Financial Statements

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	19

Notes to Financial Statements

NOTE B

Advisory Fee and Other Transactions With Affiliates

Under the terms of the investment advisory agreement, the Fund paid the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion of the value of the net assets of the Fund at the close of business of the previous quarter. The fee is accrued daily and paid quarterly.

Pursuant to the Advisory agreement, the Fund paid $55,781 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the six months ended January 31, 2008.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $333,706 for the six months ended January 31, 2008.

For the six months ended January 31, 2008, the Fund’s expenses were reduced by $30,194 under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $2,909 from the sale of Class A shares and received $2,217, $9,806 and $358 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended January 31, 2008.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio, an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds, trusts, and other accounts managed by the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees. For the six months ended January 31, 2008, the Fund had purchases and sales of Government STIF Portfolio in the amount of $74,277,244 and $72,746,454, respectively.

Brokerage commissions paid on investment transactions for the six months ended January 31, 2008 amounted to $378,775, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

20	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Notes to Financial Statements

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $20,681,679, $2,343,320, $37,532 and $11,954 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended January 31, 2008 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$165,354,598	$187,278,193
U.S. government securities	–0–	–0–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$60,174,185
Gross unrealized depreciation	(25,433,585)

Net unrealized appreciation	$34,740,600

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	21

Notes to Financial Statements

NOTE E

Securities Lending

The Fund has entered into a securities lending agreement with UBS Securities LLC (the “Lending Agent”). Under the terms of the agreement, the Lending Agent, on behalf of the Fund, administers the lending of portfolio securities to certain broker-dealers. In return, the Fund receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive dividends or interest on the securities loaned. Under the terms of the securities lending agreement, security voting rights pass to the borrower, although the Fund can at will terminate a loan and regain the right to vote upon receipt of the security. Unrealized gain or loss on the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Fund. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. government securities. The Lending Agent may invest the cash collateral received in an eligible money market vehicle in accordance with the investment restrictions of the Fund. The Lending Agent will indemnify the Fund for any loss resulting from a borrower’s failure to return a loaned security when due. As of January 31, 2008, the Fund had no securities out on loan. For the six months ended January 31, 2008, the Fund earned fee income of $249,987 which is included in the accompanying statement of operations.

NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended January 31, 2008 (unaudited)	Year Ended July 31, 2007	Six Months Ended January 31, 2008 (unaudited)	Year Ended July 31, 2007

Class A
Shares sold	607,960	916,393	$18,518,548	$24,989,722

Shares converted from Class B	149,994	856,009	4,614,819	23,173,609

Shares redeemed	(1,113,688)	(2,624,029)	(33,499,885)	(71,810,119)

Net decrease	(355,734)	(851,627)	$(10,366,518)	$(23,646,788)

Class B
Shares sold	50,842	125,536	$1,273,722	$2,843,969

Shares converted to Class A	(181,499)	(1,027,969)	(4,614,819)	(23,173,609)

Shares redeemed	(198,751)	(813,422)	(4,970,641)	(18,188,655)

Net decrease	(329,408)	(1,715,855)	$(8,311,738)	$(38,518,295)

22	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Notes to Financial Statements

	Shares		Amount
	Six Months Ended January 31, 2008 (unaudited)	Year Ended July 31, 2007	Six Months Ended January 31, 2008 (unaudited)	Year Ended July 31, 2007

Class C
Shares sold	49,014	71,452	$1,245,687	$1,621,551

Shares redeemed	(135,152)	(469,477)	(3,401,238)	(10,208,128)

Net decrease	(86,138)	(398,025)	$(2,155,551)	$(8,586,577)

Advisor Class
Shares sold	106,920	205,847	$3,226,857	$5,685,588

Shares redeemed	(133,888)	(244,745)	(4,125,711)	(7,005,539)

Net decrease	(26,968)	(38,898)	$(898,854)	$(1,319,951)

Class R
Shares sold	13,786	24,943	$420,035	$648,344

Shares redeemed	(4,144)	(5,962)	(119,451)	(167,823)

Net increase	9,642	18,981	$300,584	$480,521

Class K
Shares sold	34,599	43,495	$1,053,417	$1,316,874

Shares redeemed	(7,079)	(17,384)	(209,586)	(476,902)

Net increase	27,520	26,111	$843,831	$839,972

Class I
Shares sold	208,838	647,554	$5,967,456	$18,729,683

Shares redeemed	(734,547)	(246,934)	(22,273,677)	(6,935,071)

Net increase (decrease)	(525,709)	400,620	$(16,306,221)	$11,794,612

NOTE G

Risks Involved in Investing in the Fund

Foreign Securities Risk — Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Indemnification Risk — In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the “Facility”)

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	23

Notes to Financial Statements

intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended January 31, 2008.

NOTE I

Components of Accumulated Earnings (Deficit)

The tax character of distributions to be paid for the year ending July 31, 2008 will be determined at the end of the current fiscal year. As of July 31, 2007, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(172,609,884	)(a)
Unrealized appreciation/(depreciation)	80,536,586	(b)

Total accumulated earnings/(deficit)	$(92,073,298)

(a)

On July 31, 2007, the Fund had a net capital loss carryforward for federal income tax purposes of $172,609,884 of which $26,150,185 expires in the year 2010 and $146,459,699 expires in the year 2011. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the fiscal year, the Fund utilized capital loss carryforward of $44,860,120.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales.

NOTE J

Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with

24	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Notes to Financial Statements

respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE K

Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On January 31, 2008, the Fund implemented FIN 48 which supplements FASB 109, “Accounting for Income Taxes”. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended July 31, 2004-2006) for purposes of

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	25

Notes to Financial Statements

implementing FIN 48, and has concluded that no provision for income tax is required in the Fund’s financial statements.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

26	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Six Months Ended January 31, 2008 (unaudited)		Year Ended July 31,								October 1, 2002 to July 31, 2003(a)		Year Ended September 30, 2002
			2007		2006		2005		2004

Net asset value, beginning of period	$ 29.55		$ 24.06		$ 23.85		$ 19.70		$ 17.30		$ 13.34		$ 16.25

Income From Investment Operations
Net investment loss(b)	(.13)		(.32)		(.34)		(.30	)(c)	(.33	)(c)(d)	(.24)		(.30)
Net realized and unrealized gain (loss) on investment transactions	(2.39)		5.81		.55		4.45		2.73		4.20		(2.61)

Net increase (decrease) in net asset value from operations	(2.52)		5.49		.21		4.15		2.40		3.96		(2.91)

Net asset value, end of period	$ 27.03		$ 29.55		$ 24.06		$ 23.85		$ 19.70		$ 17.30		$ 13.34

Total Return
Total investment return based on net asset value(e)	(8.53)%		22.82%		.88%		21.07%		13.87%		29.69%		(17.91)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$211,250		$241,424		$217,106		$207,873		$185,906		$184,378		$156,340
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.52	%(f)(g)	1.56	%(g)	1.68	%(g)(h)	1.60%		1.85%		2.32	%(f)	1.92%
Expenses, before waivers/reimbursements	1.52	%(f)(g)	1.56	%(g)	1.68	%(g)(h)	1.63%		2.01%		2.32	%(f)	1.92%
Net investment loss	(.84	)%(f)	(1.17)%		(1.35	)%(h)	(1.37	)%(c)	(1.67	)%(c)(d)	(1.95	)%(f)	(1.71)%
Portfolio turnover rate	46%		72%		79%		82%		94%		94%		98%

See footnote summary on page 33.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	27

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class B
	Six Months Ended January 31, 2008 (unaudited)		Year Ended July 31,								October 1, 2002 to July 31, 2003(a)		Year Ended September 30, 2002
			2007		2006		2005		2004

Net asset value, beginning of period	$ 24.48		$ 20.10		$ 20.08		$ 16.72		$ 14.80		$ 11.49		$ 14.11

Income From Investment Operations
Net investment loss(b)	(.21)		(.45)		(.46)		(.39	)(c)	(.42	)(c)(d)	(.28)		(.39)
Net realized and unrealized gain (loss) on investment transactions	(1.97)		4.83		.48		3.75		2.34		3.59		(2.23)

Net increase (decrease) in net asset value from operations	(2.18)		4.38		.02		3.36		1.92		3.31		(2.62)

Net asset value, end of period	$ 22.30		$ 24.48		$ 20.10		$ 20.08		$ 16.72		$ 14.80		$ 11.49

Total Return
Total investment return based on net asset value(e)	(8.90)%		21.79%		.10%		20.10%		12.97%		28.81%		(18.57)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$30,222		$41,240		$68,340		$121,348		$152,031		$168,554		$159,791
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.35	%(f)(g)	2.39	%(g)	2.50	%(g)(h)	2.40%		2.65%		3.14	%(f)	2.72%
Expenses, before waivers/reimbursements	2.35	%(f)(g)	2.39	%(g)	2.50	%(g)(h)	2.43%		2.81%		3.14	%(f)	2.72%
Net investment loss	(1.66	)%(f)	(2.01)%		(2.17	)%(h)	(2.17	)%(c)	(2.47	)%(c)(d)	(2.78	)%(f)	(2.50)%
Portfolio turnover rate	46%		72%		79%		82%		94%		94%		98%

See footnote summary on page 33.

28	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Six Months Ended January 31, 2008 (unaudited)		Year Ended July 31,								October 1, 2002 to July 31, 2003(a)		Year Ended September 30, 2002
			2007		2006		2005		2004

Net asset value, beginning of period	$ 24.56		$ 20.16		$ 20.13		$ 16.75		$ 14.82		$ 11.50		$ 14.13

Income From Investment Operations
Net investment loss(b)	(.20)		(.44)		(.45)		(.39	)(c)	(.42	)(c)(d)	(.28)		(.39)
Net realized and unrealized gain (loss) on investment transactions	(1.97)		4.84		.48		3.77		2.35		3.60		(2.24)

Net increase (decrease) in net asset value from operations	(2.17)		4.40		.03		3.38		1.93		3.32		(2.63)

Net asset value, end of period	$ 22.39		$ 24.56		$ 20.16		$ 20.13		$ 16.75		$ 14.82		$ 11.50

Total Return
Total investment return based on net asset value(e)	(8.83)%		21.83%		.15%		20.18%		13.02%		28.87%		(18.61)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$22,488		$26,790		$30,008		$32,895		$35,410		$39,434		$37,256
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.29	%(f)(g)	2.32	%(g)	2.43	%(g)(h)	2.36%		2.61%		3.10	%(f)	2.71%
Expenses, before waivers/reimbursements	2.29	%(f)(g)	2.32	%(g)	2.43	%(g)(h)	2.39%		2.77%		3.10	%(f)	2.71%
Net investment loss	(1.61	)%(f)	(1.94)%		(2.11	)%(h)	(2.12	)%(c)	(2.43	)%(c)(d)	(2.73	)%(f)	(2.49)%
Portfolio turnover rate	46%		72%		79%		82%		94%		94%		98%

See footnote summary on page 33.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	29

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Six Months Ended January 31, 2008 (unaudited)		Year Ended July 31,								October 1, 2002 to July 31, 2003(a)		Year Ended September 30, 2002
			2007		2006		2005		2004

Net asset value, beginning of period	$ 30.52		$ 24.79		$ 24.51		$ 20.19		$ 17.68		$ 13.60		$ 16.52

Income From Investment Operations
Net investment loss(b)	(.09)		(.26)		(.28)		(.25	)(c)	(.29	)(c)(d)	(.21)		(.28)
Net realized and unrealized gain (loss) on investment transactions	(2.47)		5.99		.56		4.57		2.80		4.29		(2.64)

Net increase (decrease) in net asset value from operations	(2.56)		5.73		.28		4.32		2.51		4.08		(2.92)

Net asset value, end of period	$ 27.96		$ 30.52		$ 24.79		$ 24.51		$ 20.19		$ 17.68		$ 13.60

Total Return
Total investment return based on net asset value(e)	(8.39)%		23.12%		1.14%		21.40%		14.20%		30.00%		(17.68)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$23,419		$26,387		$22,396		$15,342		$7,921		$9,016		$8,916
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.25	%(f)(g)	1.29	%(g)	1.39	%(g)(h)	1.34%		1.59%		2.05	%(f)	1.60%
Expenses, before waivers/reimbursements	1.25	%(f)(g)	1.29	%(g)	1.39	%(g)(h)	1.37%		1.74%		2.05	%(f)	1.60%
Net investment loss	(.57	)%(f)	(.90)%		(1.07	)%(h)	(1.11	)%(c)	(1.41	)%(c)(d)	(1.69	)%(f)	(1.41)%
Portfolio turnover rate	46%		72%		79%		82%		94%		94%		98%

See footnote summary on page 33.

30	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class R
	Six Months Ended January 31, 2008 (unaudited)		Year Ended July 31,				March 1, 2005(i) to July 31, 2005
			2007		2006

Net asset value, beginning of period	$ 29.52		$ 24.06		$ 23.86		$ 22.88

Income From Investment Operations
Net investment loss(b)	(.14)		(.35)		(.16)		(.12)
Net realized and unrealized gain (loss) on investment transactions	(2.38)		5.81		.36		1.10

Net increase (decrease) in net asset value from operations	(2.52)		5.46		.20		.98

Net asset value, end of period	$ 27.00		$ 29.52		$ 24.06		$ 23.86

Total Return
Total investment return based on net asset value(e)	(8.54)%		22.69%		.84%		4.28%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,253		$1,085		$428		$11
Ratio to average net assets of:
Expenses	1.56	%(f)	1.64	%(g)	1.80	%(g)(h)	1.56	%(f)
Net investment loss	(.91	)%(f)	(1.24)%		(1.28	)%(h)	(1.37	)%(f)
Portfolio turnover rate	46%		72%		79%		82%

See footnote summary on page 33.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	31

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Six Months Ended January 31, 2008 (unaudited)		Year Ended July 31,				March 1, 2005(i) to July 31, 2005
			2007		2006

Net asset value, beginning of period	$ 29.70		$ 24.15		$ 23.89		$ 22.88

Income From Investment Operations
Net investment loss(b)	(.11)		(.23)		(.24)		(.10)
Net realized and unrealized gain (loss) on investment transactions	(2.39)		5.78		.50		1.11

Net increase (decrease) in net asset value from operations	(2.50)		5.55		.26		1.01

Net asset value, end of period	$ 27.20		$ 29.70		$ 24.15		$ 23.89

Total Return
Total investment return based on net asset value(e)	(8.42)%		22.98%		1.09%		4.41%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,998		$1,365		$479		$11
Ratio to average net assets of:
Expenses	1.32	%(f)	1.31	%(g)	1.39	%(g)(h)	1.29	%(f)
Net investment loss	(.67	)%(f)	(.88)%		(.97	)%(h)	(1.09	)%(f)
Portfolio turnover rate	46%		72%		79%		82%

See footnote summary on page 33.

32	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Six Months Ended January 31, 2008 (unaudited)		Year Ended July 31,				March 1, 2005(i) to July 31, 2005
			2007		2006

Net asset value, beginning of period	$ 29.98		$ 24.28		$ 23.91		$ 22.88

Income From Investment Operations
Net investment loss(b)	(.04)		(.15)		(.18)		(.06)
Net realized and unrealized gain (loss) on investment transactions	(2.44)		5.85		.55		1.09

Net increase (decrease) in net asset value from operations	(2.48)		5.70		.37		1.03

Net asset value, end of period	$ 27.50		$ 29.98		$ 24.28		$ 23.91

Total Return
Total investment return based on net asset value(e)	(8.27)%		23.48%		1.55%		4.50%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$24,477		$42,441		$24,644		$19,981
Ratio to average net assets of:
Expenses	.94	%(f)	.95	%(g)	1.03	%(g)(h)	1.36	%(f)
Net investment loss	(.25	)%(f)	(.56)%		(.71	)%(h)	(1.16	)%(f)
Portfolio turnover rate	46%		72%		79%		82%

(a)	The Fund changed its fiscal year end from September 30 to July 31.

(b)	Based on average shares outstanding.

(c)	Net of fees and expenses waived / reimbursed by the Adviser.

(d)	Net of fees and expenses waived / reimbursed by the Transfer Agent.

(e)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)	Annualized.

(g)	Ratios reflect expenses grossed up, where applicable, for expense offset arrangement with the Transfer Agent.
For the periods shown below, the net expense ratios were as follows:

	Six Months Ended January 31, 2008 (unaudited)	Year Ended July 31,
		2007	2006
Class A	1.51%	1.53%	1.66%
Class B	2.33%	2.36%	2.49%
Class C	2.27%	2.29%	2.42%
Advisor Class	1.24%	1.26%	1.38%
Class R	—	1.60%	1.78%
Class K	—	1.28%	1.38%
Class I	—	.92%	1.02%

(h)	The ratio includes expenses attributable to costs of proxy solicitation.

(i)	Commencement of distributions.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	33

Financial Highlights

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman

Marc O. Mayer, President and Chief Executive Officer

David H. Dievler(1)

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Garry L. Moody(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS

Bruce K. Aronow(2), Senior Vice President

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

N. Kumar Kirpalani(2), Vice President

Samantha S. Lau(2), Vice President

Wen-Tse Tseng(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Vincent S. Noto, Controller

Custodian	Transfer Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Distributor

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

AllianceBernstein Investor
Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The management of and investment decisions for the Fund’s portfolio are made by the Adviser’s team of Small Cap Growth Investment research sector heads. While all members of the team work jointly to determine the majority of the investment strategy including stock selection for the Fund, Mr. Bruce Aronow, Mr. Kumar Kirpalani, Ms. Samantha Lau and Mr. Wen-Tse Tseng, members of the Adviser’s Small Cap Growth Investment Team, are primarily responsible for the day-to-day management of the Fund’s Portfolio.

34	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Board of Directors

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Cap Fund, Inc. (the “Fund”), in respect of AllianceBernstein Small Cap Growth Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

PORTFOLIO ADVISORY FEES, EXPENSE RATIOS, & REIMBURSEMENTS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

1	It should be noted that the information in the fee summary was completed on April 23, 2007 and presented to the Board of Directors on May 1-3, 2007.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.”

3	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	35

Category	Advisory Fee[4]	Net Assets 02/28/07 ($MIL)	Portfolio
Growth	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$ 378.3	Small Cap Growth Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $84,285 (0.02% of the Portfolio’s average daily net assets) for such services.

Set forth below are the Portfolio’s total expense ratios as of the Portfolio’s most recent semi-annual period:

Portfolio	Total Expense Ratio[5] (as of 01/31/07)		Fiscal Year
Small Cap Growth Portfolio	Class A Class B Class C Class R Class K Class I Adv. Class	1.66% 2.47% 2.42% 1.68% 1.46% 1.05% 1.39%	July 31

I.  ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Portfolio to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients

4	The advisory fees of the Portfolio are based on the percent of the Portfolio’s net assets at quarter end and are paid on a quarterly basis.

5	Annualized.

36	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Portfolio.6 In addition to the AllianceBernstein Institutional fee schedule, set forth below are what would have been the effective advisory fees of the Portfolio had the AllianceBernstein institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on February 28, 2007 net assets:

Fund	Net Assets 02/28/07 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Small Cap Growth Portfolio	$378.3	Small Cap Growth 100 bp on 1st $50 million 85 bp on next $50 million 75 bp on the balance Minimum Account Size: $10m	0.796%	0.750%

The adviser also manages the AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio that has a substantially similar investment style as the Portfolio:7

6	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

7	It should be noted that the AVPS portfolio was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the AVPS portfolio.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	37

Portfolio	AVPS Portfolio	Fee Schedule[8]	Effective AVPS Adv. Fee
Small Cap Growth Portfolio	Small Cap Growth Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.75%

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the following fees for each of these sub-advisory relationships:

Portfolio	Sub-advised Fund	Fee Schedule
Small Cap Growth Portfolio	Client #1[9]	0.60% on 1st $1 billion 0.55% on next $500 million 0.50% on next $500 million 0.45% on next $500 million 0.40% thereafter

	Client #2	0.65% on 1st $25 million 0.60% on next $75 million 0.55% thereafter

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolio by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s-length bargaining or negotiations.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.

8	The advisory fees of AVPS Small Cap Growth Portfolio are paid on a monthly basis and are based on the portfolio’s average daily net assets, in contrast to the Portfolio, whose fees are based on the Portfolio’s net assets at the end of each quarter and are paid to the Adviser quarterly. The breakpoints in the fee schedules are the same for the AVPS portfolio and the Portfolio.

9	This is the fee schedule of a fund managed by an affiliate of the Adviser.

38	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Lipper’s analysis included the Portfolio’s ranking with respect to the proposed management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)10 at the approximate current asset level of the subject Portfolio.11

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee[12]	Lipper Group Median	Rank
Small Cap Growth Portfolio	0.750	0.870	2/13

Lipper also compared the Portfolio’s total expense ratios in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU13 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

Portfolio	Expense Ratio (%)[14]	Lipper Group Median (%)	Lipper Group Rank	Lipper Universe Median (%)	Lipper Universe Rank
Small Cap Growth Portfolio	1.660	1.470	12/13	1.515	63/87

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than on a total expense ratio basis.

10	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

11	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

12	The contractual management fee rate does not reflect any expense reimbursement payments made by a Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services.

13	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

14	Most recently completed fiscal year end Class A total expense ratio.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	39

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio increased during calendar year 2006, relative to 2005.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”), and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Portfolio’s principal underwriter. ABI and the Adviser have disclosed in the Portfolio’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolio. In 2006, ABI paid approximately 0.044% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $20.4 million for distribution services and educational support (revenue sharing payments). For 2007, it is anticipated, ABI will pay approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $20 million.15 During the Portfolio’s most recently

15	ABI currently inserts the “Advance” in quarterly account statements and pays the incremental costs associated with the mailing. The incremental cost is less than what an “independent mailing” would cost.

40	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

completed fiscal year, ABI received from the Portfolio $8,194, $1,915,619 and $62,391 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolio, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS’ after-tax profitability decreased in 2006 in comparison to 2005. During the Portfolio’s most recently completed fiscal year, ABIS received $872,797 in fees from the Portfolio.16

The Portfolio may effect brokerage transactions in the future through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions for such transactions. The Adviser represented that SCB’s profitability from any future business conducted with the Portfolio would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.  POSSIBLE ECONOMIES OF SCALE

An independent consultant, retained by the Senior Officer, made a presentation to the Board of Directors regarding economies of scale and/or scope. Based on the independent consultant’s initial survey, there was a consensus that fund management companies benefited from economies of scale. However, due to the lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders.

16	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Portfolio’s account. During the Portfolio’s most recently completed fiscal year, the fees paid by the Portfolio to ABIS were reduced by $50,364 under the offset agreement between the Portfolio and ABIS.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	41

The independent consultant conducted further studies of the Adviser’s operations to determine the existence of economies of scale and/or scope within the Adviser. The independent consultant also analyzed patterns related to advisory fees at the industry level. In a recent presentation to the Board of Directors, the independent consultant noted the potential for economies of scale and/or scope through the use of “pooling portfolios” and blend products. The independent consultant also remarked that there may be diseconomies as assets grow in less liquid and active markets. It was also observed that various factors, including fund size, family size, asset class, and investment style, had an impact on advisory fees.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $742 billion as of March 31, 2007, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance rankings of the Portfolio17 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)18 for the periods ended December 31, 2006.19

Small Cap Growth Portfolio	Portfolio Return	PG Median	PU Median	PG Rank	PU Rank
1 year	10.58	8.28	9.43	4/13	44/101
3 year	9.68	9.68	9.07	7/13	35/85
5 year	5.90	6.29	5.87	8/13	36/73
10 year	2.99	7.56	7.63	6/6	30/31

17	The performance rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns shown were provided by the Adviser. Lipper maintains its own database for the performance of the Portfolio. Rounding differences may cause the Adviser’s Portfolio returns to be one or two basis points different from Lipper’s own Portfolio returns. To maintain consistency, the performance returns of the Portfolio, as reported by the Adviser, are provided instead of Lipper.

18	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including in or excluding a fund from a PU is somewhat different from that of an EU.

19	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of a fund even if a fund had a different investment classification/objective at a different point in time.

42	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)20 versus its benchmark.21 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.22

	Periods Ending December 31, 2006 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Small Cap Growth Portfolio	10.58	9.68	5.90	2.99	10.20	23.57	0.09	10
Russell 2000 Growth Index	13.35	10.51	6.93	4.88	N/A	25.90	0.17	10
Inception Date: February 12, 1969

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 4, 2007

20	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

21	The Adviser provided Portfolio and benchmark performance return information for periods through December 31, 2006. It should be noted that the “since inception” performance returns of the Portfolio’s benchmark goes back only through the nearest month-end after inception date. In contrast, the Portfolio’s since inception return goes back to the Portfolio’s actual inception date.

22	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be seen as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	43

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Wealth Preservation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Wealth Preservation Strategy

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Mid-Cap Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Global & International

Global Health Care Fund

Global Research Growth Fund

Global Technology Fund

Greater China ‘97 Fund

International Growth Fund

International Research Growth Fund

Value Funds

Domestic

Balanced Shares

Focused Growth & Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund*

Global Value Fund

International Value Fund

Taxable Bond Funds

Diversified Yield Fund*

Global Bond Fund*

High Income Fund*

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

National Insured National Arizona California Insured California Florida Massachusetts	Michigan Minnesota New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income    Fund*

ACM Managed Dollar Income Fund

California Municipal Income Fund

New York Municipal Income Fund

The Spain Fund

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to March 1, 2007, Global Real Estate Investment Fund was named Real Estate Investment Fund. Prior to May 18, 2007, AllianceBernstein National Municipal Income Fund was named National Municipal Income Fund. Prior to November 5, 2007, Diversified Yield Fund was named Global Strategic Income Trust and Global Bond Fund was named Global Government Income Trust. Prior to January 28, 2008, High Income Fund was named Emerging Market Debt Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

44	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

AllianceBernstein Family of Funds

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

1345 Avenue of the Americas New York, NY 10105 800.221.5672

SCGF-0152-0108

ITEM 2.	CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Cap Fund, Inc.

By:	/s/ Marc O. Mayer
Marc O. Mayer
President

Date:	March 28, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Marc O. Mayer
Marc O. Mayer
President

Date:	March 28, 2008

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	March 28, 2008